Filed pursuant to Rule 497(a)

Registration No. 333-148949

Fiduciary/Claymore MLP Opportunity Fund Announces Public Offering of Common Shares

Lisle, IL—August 17, 2010—(NYSE: FMO) Fiduciary/Claymore MLP Opportunity Fund (the “Fund”) today announced that it has commenced a public offering of 5,250,000 common shares pursuant to the Fund’s effective shelf registration statement filed with the U.S. Securities and Exchange Commission (the “SEC”).  The Fund also intends to grant the underwriters a 45-day option to purchase up to 787,500 additional common shares to cover over-allotments, if any.  Net proceeds of the offering will be used to make additional portfolio investments that are consistent with the Fund’s investment objective and for general corporate purposes.

Morgan Stanley & Co. Incorporated, Citigroup Global Markets Inc. and UBS Securities LLC are acting as co-lead book running managers for the offering.  The offering of these securities will be made only by means of a prospectus. A copy of the preliminary prospectus supplement and accompanying base prospectus relating to the offering may be obtained from the following addresses:

Morgan Stanley & Co. Incorporated

Attn: Prospectus Department

180 Varick Street, 2nd Floor

New York, NY 10014

Telephone: 866-718-1649

Citigroup Global Markets Inc.

Attn: Prospectus Department

Brooklyn Army Terminal

140 58th Street, 8th Floor

Brooklyn, NY 11220

Telephone: 800-831-9146

UBS Securities LLC

Attn: Prospectus Department

299 Park Avenue

New York, NY 10171

Telephone: 888-827-7275

Investors may also obtain these documents free of charge from the Securities and Exchange Commission’s website at www.sec.gov.

An investor should read the Fund’s preliminary prospectus supplement and accompanying base prospectus carefully before investing. The preliminary prospectus supplement and accompanying base prospectus contain important information about the Fund and its investment objective and policies, risks, charges and expenses.

This press release does not constitute an offer to sell or a solicitation to buy the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such offer or solicitation or sale would be unlawful prior to registration or qualification under the laws of such state or jurisdiction.

A registration statement relating to these securities was filed with, and has been declared effective by, the Securities and Exchange Commission. The securities being offered have not been approved or disapproved by any regulatory authority, nor has any such authority passed upon the accuracy or adequacy of the prospectus supplement, prospectus or shelf registration statement.

The Fund is a non-diversified, closed-end management investment company. The Fund’s investment objective is to provide a high level of after-tax total return with an emphasis on current distributions paid to shareholders. No assurance can be given that the Fund’s investment objective will be achieved.

Claymore Advisors, LLC (an affiliate of Claymore Securities, Inc.) serves as Investment Adviser to the Fund. Claymore Securities, Inc. offers strategic investment solutions for financial advisors and their valued clients. As an innovator in exchange-traded funds (ETFs), unit investment trusts (UITs) and closed-end funds (CEFs), Claymore often leads its peers with creative investment strategy solutions. In total, Claymore entities provide supervision, management, or servicing on approximately $15.3 billion in assets as of June 30, 2010. Claymore Securities, Inc. is a wholly-owned subsidiary of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm with more than $100 billion in assets under supervision. Guggenheim, through its affiliates, provides investment management, investment advisory, insurance, investment banking, and capital markets services. The firm is headquartered in Chicago and New York with a global network of offices throughout the United States, Europe, and Asia. For more information regarding the Funds, please visit www.claymore.com/cef.

Fiduciary Asset Management, LLC serves as the Fund’s sub-adviser and manages a wide range of institutional equity, hedged equity, and fixed-income products. Fiduciary manages and supervises approximately $6.6 billion in client assets, as of June 30, 2010. Additional information on the firm is available at www.famco.com.

The Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. Accordingly, the Fund generally will be subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently at a maximum rate of 35%) as well as state income taxes, where applicable. The Fund believes that as a result of the tax characterization of cash distributions made by MLPs, a significant portion of the Fund’s income will be tax-deferred, which will allow distributions by the Fund to its shareholders to include high levels of tax-deferred income. Because of the Fund’s concentration in MLP investments, the Fund is not eligible to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986.

This information does not represent an offer to sell securities of the Fund and it is not soliciting an offer to buy securities of the Fund. There can be no assurance that the Fund will achieve its investment objectives. The net asset value of the Fund will fluctuate with the value of the underlying securities. It is important to note that closed-end funds trade on their market value, not net asset value, and closed-end funds often trade at a discount to their net asset value. Past performance is not indicative of future performance. An investment in the Fund is subject to certain risks and other considerations. Such risks and considerations include, but are not limited to: Risks of Investing in MLP Units, Tax Risks of Investing in Equity Securities of MLPs, Affiliated Party Risk, Equity Securities Risk, Concentration Risk, Energy Sector Risks, Other Sector Risks, Small Capitalization Risk, Restricted Securities Risk, Cash Flow Risk, Risk Associated with Options on Securities, Liquidity Risk, Valuation Risk, Interest Rate Risk, Lower Grade Securities Risk, Portfolio Turnover Risk, Foreign Securities Risk, Derivatives Risk, Market Discount Risk, Other Investment Companies Risk, Royalty Trust Risk, Leverage Risk, Non-diversified Status Risk, Management Risk and Current Developments Risk.

Investors should consider the investment objectives and policies, risk considerations, charges and expenses of the Fund carefully before they invest. The prospectus contains this and more information. The prospectus should be read carefully before investing. For a copy of the prospectus, please contact a securities representative or Claymore Securities, Inc., 2455 Corporate West Drive, Lisle, Illinois 60532, 800-345-7999.

Press and Analyst Inquiries:

William T. Korver

Claymore Securities, Inc.

cefs@claymore.com

630-505-3700

Member FINRA/SIPC (8/10)

NOT FDIC-INSURED | NOT BANK-GUARANTEED | MAY LOSE VALUE

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